EXHIBIT 99.2

INVESTORS’ RIGHTS AGREEMENT MADE AS OF
MARCH 18, 2002 BY AND BETWEEN REGISTRANT AND THE
HOLDERS OF THE SERIES B CONVERTIBLE PREFERRED STOCK

INVESTORS’ RIGHTS AGREEMENT

     THIS INVESTORS’ RIGHTS AGREEMENT is made as of the 15th day of March, 2002 (the “Agreement”), by and between The Sports Club Company, Inc., a Delaware corporation (the “Company”), and the holders of Series B Convertible Preferred Stock of the Company listed on Schedule A hereto, each of which is herein referred to individually as an “Investor” and collectively as the “Investors.”

RECITALS

     WHEREAS, the Company and the Investors are parties to the Preferred Stock Purchase Agreement of even date herewith (the “Series B Agreement”);

     WHEREAS, in order to induce the Company to enter into the Series B Agreement and to induce the Investors to invest funds in the Company pursuant to the Series B Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors and with respect to certain other matters as set forth herein;

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          (1) Definitions. As used in this Agreement, the following terms shall have the meanings set forth below.

1.1 “Commission” means the Securities and Exchange Commission.

1.2 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

1.3 “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 8 hereof.

1.4 “Person” means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization or a government or agency or political subdivision thereof.

1.5 “Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

1.6 “Registrable Shares” means the Common Stock issued or issuable upon conversion of the Series B Convertible Preferred Stock, any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced above; provided, however, that a share of Common Stock shall cease to be a Registrable Share for purposes of this Agreement when it no longer is a Restricted Security.

1.7 “Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement including, without limitation, (i) all Commission and stock exchange or National Association of Securities Dealers registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws; (iii) all printing, messenger and delivery expenses; (iv) the fees and disbursements of counsel for the Company and of its independent public accountants; and (v) the reasonable fees and disbursements of one counsel for the selling Holders (including in-house counsel) not to exceed $15,000; but excluding underwriting discounts and commissions and transfer taxes, if any.

1.8 “Registration Statement” means a registration statement of the Company filed under the Securities Act providing for the registration of, and the sale by the Holders of, Registrable Shares, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus.

1.9 “Restricted Security” means any share of Company Stock issued or issuable upon conversion of the Series B Convertible Preferred Stock except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Prospectus, or (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto).

1.10 “Securities Act” means the Securities Act of 1933, as amended and the rules and regulations of the Commission thereunder, or any similar successor statute.

2. Registration

2.1 Within sixty (60) days following the initial issuance of the Series B Convertible Preferred Stock, the Company shall file with the Commission a Registration Statement on Form S-3 providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all the Registrable Shares pursuant to Rule 415 under the Securities Act. The Company shall thereupon use its best efforts to cause the Commission to declare the Registration Statement effective under the Securities Act as promptly as practicable.

2.2 If the Company at any time proposes to register any class of security on any form for the general registration of securities under the Securities Act (other than a registration form relating to (i) compensation or incentive plan or stock issued or issuable pursuant to any such plan, or a dividend investment plan, (ii) a registration of stock proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation, or (iii) a registration of stock proposed to be issued in exchange for other securities of the Company), then the Company will at such time give prompt written notice to the Holders of Registrable Shares of its intention to do so and of such Holders’ rights under this Section 2.2. Upon the written request of any such Holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Shares intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Shares which the Company has been so requested to register by the Holder to be registered under the Securities Act; provided, that (i) if, at any time after giving written notice of its intention to register any securities but prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may at its election, give written notice of such determination to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Shares in connection with such registration, and (ii) if such registration involves an underwritten offering, the Holders requesting to be included in such registration must sell their Registrable Shares to the underwriters of such offering on the same terms and conditions as apply to the Company or the Holder for whose account securities are to be sold, as the case may be. If a registration requested pursuant to this Section 2.2 involves an underwritten public offering, the Holder requesting to be included in such registration may elect in writing, not later than three (3) days prior to the effectiveness of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

2.3 In connection with any registration pursuant to Section 2.2 involving an underwritten offering, (i) if the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such registration would have a material adverse effect on such offering (including, without limitation, a significant decrease in the price at which such securities can be sold), then the amount of Registrable Shares to be offered for the account of the Holders shall be reduced pro rata as to all other persons (other than the Company) holding registration rights on the basis of the relative number of shares of Registrable Shares Holders have requested to be included in such registration and the number of shares requested to be included by any other person holding registration rights, or such Registrable Shares shall be excluded from such registration, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided, however, that if securities are being registered for the account of persons or entities other than the Company, such reduction shall not represent a greater fraction of the number of Registrable Shares intended to be offered by Holders than the fraction of similar reductions imposed on such other persons or entities (but not the Company) with respect to the amount of securities they intended to offer; and (ii) if such underwritten offering involves only debt securities and the managing underwriter or underwriters advise the Company in writing that, in its or their opinion, the inclusion of any Registrable Shares in such offering would have a material adverse effect on such offering (including, without limitation, a significant decrease in the price at which such securities can be sold), then no Registrable Shares shall be offered for the account of Holders.

3.	Registration Procedures

3.1 After the filing of the Registration Statement, pursuant to Section 2.1 above, the Company shall (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming a part thereof to be current and usable by the Holders for resales of the Registrable Shares for a period of two (2) years from the issuance of the Series B Convertible Preferred Stock or such shorter period that will terminate when all the Registrable Shares covered by the Registration Statement are no longer Restricted Shares (the “Registration Period”), and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Prospectus forming a part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 3.1, the Company may, during the Registration Period, suspend the use of the Prospectus for a period not to exceed ninety (90) days (whether or not consecutive) in any 12-month period if the Board of Directors of the Company determines in good faith that because of valid business reasons, including pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use, the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. At the end of any such suspension period, the Company shall provide the Holders with written notice of the termination of such suspension.

3.2 The Company shall (i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto) provide draft copies thereof to the Holders and consider for inclusion in such documents all such comments as the Holders (and their counsel) reasonably may propose, and (ii) furnish to each Holder whose Registrable Shares are included in the Registration Statement and his legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder.

3.3 The Company shall (i) register or qualify the Registrable Shares covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as Holders reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Shares for sale in such jurisdictions, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.3, (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction.

3.4 The Company shall, as promptly as practicable after becoming aware of such event, notify each Holder of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Holder as such Holder may reasonably request.

3.5 The Company shall, as promptly as practicable after becoming aware of such event, notify each Holder who holds Registrable Shares being sold of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension.

3.6 The Company shall cause all the Registrable Shares covered by the Registration Statement to be listed on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which the Common Stock of the Company is then listed or included.

3.7 The Company shall make generally available to its security holders as soon as practicable, but in no event later than eighteen (18) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

4.	Obligations of the Holders. In connection with the registration of the Registrable Shares, each Holder shall have the following obligations:

4.1 It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Shares of a particular Holder that such Holder shall furnish to the Company such information regarding himself, the Registrable Shares held by him and the intended method of disposition of the Registrable Shares held by him as shall be reasonably required to effect the registration of such Registrable Shares and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder (the “Requested Information”) if such Holder elects to have any of his Registrable Shares included in the Registration Statement. If at least two (2) business days prior to the anticipated filing date the Company has not received the Requested Information from a Holder (a “Non-Responsive Holder”), then the Company may file the Registration Statement without including Registrable Shares of such Non-Responsive Holder.

4.2 Each Holder by its acceptance of the Registrable Shares agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement under Section 2.1 above, unless such Holder has notified the Company in writing of his election to exclude all of his Registrable Shares from the Registration Statement.

4.3 Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3.4 or 3.5, he shall immediately discontinue his disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.4 or until such Holder’s receipt of notice of withdrawal, rescission or removal of the stop order or other suspension referred to in Section 3.5.

5.	Expenses of Registration. All Registration Expenses shall be borne by the Company.

6.	Indemnification and Contribution.

6.1 The Company shall indemnify and hold harmless each Holder from and against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject under the Securities Act or otherwise, insofar as losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Holder for all reasonable legal and other expenses incurred by him in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Holder in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3.4, the use by the Holder of an outdated or defective Prospectus after the Company has provided to such Holder an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

6.2 Each Holder agrees, as a consequence of the inclusion of any of his Registrable Shares in a Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein, and (ii) reimburse the Company upon demand for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

6.3 Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Section 6 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or different from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clause (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

6.4 If the provisions of this Section 6 are unavailable to or insufficient to indemnify or hold harmless an Indemnified Party under Section 6.1 or 6.2 above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or by such Indemnifying Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation (even if the Holders were treated as one person for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.4. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders in this Section 6.4 to contribute shall be several in proportion to the percentage of Registrable Shares registered by them and not joint.

6.5 Notwithstanding any other provision of this Section 6, in no event shall any Holder be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Shares (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Shares are to be registered under the Securities Act.

6.6 The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Holder and the obligations of any Holder under this Section 6 shall be in addition to any liability which such Holder may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an Indemnified Party at law or in equity.

7.	Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

7.1 make and keep public information available, as required by Rule 144(c) under the Securities Act;

7.2 file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

7.3 furnish to any Holder, so long as the Holder owns any Registrable Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

8.	Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such Shares who (i) acquires at least twenty percent (20%) of the Registrable Shares (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalization), (ii) is a partner of any Holder which is a partnership or any subsidiary or affiliate of any Holder which is a corporation, or (iii) any family member of a Holder or trust solely for the benefit of such Holder or his or her family member, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 10 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Shares held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that, all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 8.

9.	“Market Stand-Off” Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, he shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by him at any time during such period except common stock included in such registration; provided, however, that such market stand-off period shall not exceed ninety (90) days; and provided, further, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Shares of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, the obligations described in this Section 9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

10.	Termination of Registration Rights.

10.1 No Holder shall be entitled to exercise any right provided for in Section 2 after five (5) years following the closing of the sale of the Series B Preferred Stock pursuant to the Series B Agreement.

10.2 In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 2.2 shall terminate if all Registrable Shares held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90)-day period.

11.	Appointment of Director. As long as the number of shares of Common Stock of the Company (including shares issuable upon conversion of the Series B Convertible Preferred Stock at any time and from time to time) owned beneficially by Kayne Anderson Capital Advisors L.P. (“KACALP”) is equal to or greater than twelve percent (12%) of the total issued and outstanding Common Stock of the Company (calculated on an “as-converted” basis) (the “Threshold Amount”), KACALP shall have the right to designate one member to the Company’s Board of Directors. At such time that KACALP’s holdings shall be less than the Threshold Amount, KACALP, if requested by the Company, shall cause its designee to resign from the Company’s Board of Directors.

12.	Miscellaneous.

12.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities as permitted by Section 8 hereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

12.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California without regard to choice of law principles.

12.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.5 Notices. Unless otherwise provided, all notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

12.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

12.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

12.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

12.10 Entire Agreement: Amendment; Waiver. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE SPORTS CLUB COMPANY, INC., a Delaware corporation

By:	/s/ Timothy O’Brien

Name: Timothy O’Brien Title: Chief Financial Officer

Address:	11100 Santa Monica Blvd., Suite 300

Los Angeles, CA 90025

INVESTOR:

KAYNE ANDERSON CAPITAL ADVISORS, L.P.
By: Kayne Anderson Investment Management, Inc.

By:	/s/ Robert Sinnott

Name: Robert Sinnott Title:

Address:	Kayne Anderson

1800 Avenue of the Stars, 2nd Floor

Los Angeles, CA 90067

INVESTOR:		INVESTOR:

RIC KAYNE		CHARLIE NORRIS

Address:	/s/ Ric Kayne	Address:	/s/ Charlie Norris

INVESTOR:		INVESTOR:

HOWARD ZELIKOW		DAVID SHLADOVSKY

Address:	/s/ Howard Zelikow	Address:	/s/ David Shladovsky

Schedule A

List of Holders of Series B Convertible Preferred Stock

		No. Series B
Name	Amount Invested	Preferred Shares

Kayne Anderson Capital Advisors, Ltd.	$8,375,000	8,875
Ric Kayne	$1,000,000	1,000
Charlie Norris	$500,000	500
Howard Zelikow	$100,000	100
David Shladovsky	$25,000	25

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